Exhibit 99.1

Press Release — For Immediate Release
October 20, 2017

Penns Woods Bancorp, Inc. Reports Third Quarter 2017 Earnings

Williamsport, PA — October 20, 2017 - Penns Woods Bancorp, Inc. (NASDAQ: PWOD)

Penns Woods Bancorp, Inc. continued its solid earnings, supported by loan and deposit growth, achieving net income of $9,057,000 for the nine months ended September 30, 2017 resulting in basic and dilutive earnings per share of $1.92.

Highlights

•
Net income from core operations (“operating earnings”), which is a non-generally accepted accounting principles (GAAP) measure of net income excluding net securities gains, was $3,087,000 for the three months ended September 30, 2017 compared to $2,887,000 for the same period of 2016. Operating earnings increased to $8,737,000 for the nine months ended September 30, 2017 compared to $8,719,000 for the same period of 2016. Impacting the level of operating earnings were several factors including the continued shift of earning assets from the investment portfolio to the loan portfolio as the balance sheet is actively managed to reduce market risk and interest rate risk in a rising rate environment. In addition, the effective tax rate has increased due to the conclusion of the ten year tax credit generation period of several low income elderly housing projects in our market footprint in which the company participates.

•
Operating earnings per share for the three months ended September 30, 2017 were $0.66 for both basic and dilutive, an increase from $0.61 for basic and dilutive for the same period of 2016. Operating earnings per share for the nine months ended September 30, 2017 were $1.85 basic and dilutive compared to $1.84 basic and dilutive for the same period of 2016.

•
Return on average assets was 0.93% for the three months ended September 30, 2017 compared to 0.91% for the corresponding period of 2016. Return on average assets was 0.87% for the nine months ended September 30, 2017 compared to 0.95% for the corresponding period of 2016.

•
Return on average equity was 9.43% for the three months ended September 30, 2017 compared to 8.69% for the corresponding period of 2016. Return on average equity was 8.69% for the nine months ended September 30, 2017 compared to 9.14% for the corresponding period of 2016.

“The third quarter of 2017 had several highlights that show our commitment to the future. Luzerne Bank opened an office in Conyngham and Jersey Shore State Bank continued the construction of a branch in the Muncy/Hughesville area. In addition the indirect auto lending portfolio is increasing in size with the portfolio approaching $60 million. While we have focused on the building of branches and the indirect auto portfolio, we have not lost sight of the funding side of balance sheet. Total deposits have increased six percent year over year as we remain focused on building relationships. The combination of these items has led to an increasing level of core earnings year over year and quarter over quarter,” said Richard A. Grafmyre, CFP®, President and CEO.
A reconciliation of the non-GAAP financial measures of operating earnings, operating return on assets, operating return on equity, and operating earnings per share, described in the highlights, to the comparable GAAP financial measures is included at the end of this press release.

Net Income

Net income, as reported under GAAP, for the three and nine months ended September 30, 2017 was $3,284,000 and $9,057,000 compared to $3,059,000 and $9,529,000 for the same period of 2016. Results for the three and nine months ended September 30, 2017 compared to 2016 were impacted by an increase in after-tax securities gains of $25,000 (from a gain of $172,000 to a gain of $197,000) for the three month periods and a decrease in after-tax securities gains of $490,000 (from a gain of $810,000 to a gain of $320,000) for the nine month periods. Basic and dilutive earnings per share for the three and nine months ended September 30, 2017 were $0.70 and $1.92 compared to $0.65 and $2.01 for the corresponding period of 2016.  Return on average assets and return on average equity were 0.93% and 9.43% for the three months ended September 30, 2017 compared to 0.91% and 8.69% for the corresponding period of 2016. Return on average assets and return on average equity were 0.87% and 8.69% for the nine months ended September 30, 2017 compared to 0.95% and 9.14% for the corresponding period of 2016.

Net Interest Margin

The net interest margin for the three and nine months ended September 30, 2017 was 3.57% and 3.47% compared to 3.37% and 3.45% for the corresponding period of 2016.  The increase in the net interest margin for the nine month period was limited by a decreasing yield on the investment portfolio due to the continued lower than historical rate environment that limits the yield that we can acquire into the portfolio and our strategic decision to continue repositioning the portfolio through active management in anticipation of a steadily rising rate environment. The impact of the declining investment portfolio yield and decreasing investment portfolio balance was offset by an 11.24% growth in gross loans from September 30, 2016 to September 30, 2017. The loan growth was primarily funded by an increase in core deposits and a decrease in the investment portfolio.  Core deposits represent a lower cost funding source than time deposits and comprise 81.94% of total deposits at September 30, 2017 and 79.60% at September 30, 2016.

Assets

Total assets increased $82,785,000 to $1,430,197,000 at September 30, 2017 compared to September 30, 2016.  Net loans increased $120,019,000 to $1,176,781,000 at September 30, 2017 compared to September 30, 2016 primarily due to campaigns related to increasing home equity product market share during 2016 and 2017 and the introduction of indirect auto lending during the third quarter of 2016.  The investment portfolio decreased $8,534,000 from September 30, 2016 to September 30, 2017 due to our strategy to reduce the investment portfolio duration through the selective selling of bonds as opportunities develop. The combination of loan portfolio growth and a decrease in the size of the investment portfolio has resulted in shortening the overall earning asset portfolio duration consistent with a strategy to reduce the interest rate and market risk exposure to a rising rate environment.

Non-performing Loans

The ratio of non-performing loans to total loans ratio decreased to 0.69% at September 30, 2017 from September 30, 2016 as non-performing loans have decreased to $8,235,000 at September 30, 2017 from $11,530,000 at September 30, 2016. The level of non-performing loans decreased as a large non-performing loan was paid-off during the three months ended Septemeber 30, 2017. The majority of non-performing loans are centered on loans that are either in a secured position and have sureties with a strong underlying financial position or have a specific allocation for any impairment recorded within the allowance for loan losses.  Net loan charge-offs of $568,000 for the nine months ended September 30, 2017 minimally impacted the allowance for loan losses which was 1.09% of total loans at September 30, 2017. The majority of the loans charged-off had a specific allowance within the allowance for loan losses.

Deposits

Deposits increased $65,699,000 to $1,153,996,000 at September 30, 2017 compared to September 30, 2016. Core deposits (total deposits excluding time deposits) increased $79,213,000 due to our commitment to building complete banking relationships with our customers.  Noninterest-bearing deposits increased $15,231,000 to $310,830,000 at September 30, 2017 compared to September 30, 2016.  Driving this growth is our commitment to easy-to-use products, community involvement, and emphasis on customer service. While deposit gathering efforts have centered on core deposits, the lengthening of the time deposit portfolio continues to move forward as part of the strategy to build balance sheet protection in a rising rate environment.

Shareholders’ Equity

Shareholders’ equity decreased $266,000 to $139,669,000 at September 30, 2017 compared to September 30, 2016.  The change in accumulated other comprehensive loss from $2,491,000 at September 30, 2016 to $4,130,000 at September 30, 2017 is a

result of a decrease in unrealized gains on available for sale securities from an unrealized gain of $1,489,000 at September 30, 2016 to an unrealized gain of $73,000 at September 30, 2017.  The amount of accumulated other comprehensive loss at September 30, 2017 was also impacted by the change in net excess of the projected benefit obligation over the fair value of the plan assets of the defined benefit pension plan resulting in an increase in the net loss of $223,000 to $4,203,000 at September 30, 2017.  The current level of shareholders’ equity equates to a book value per share of $29.79 at September 30, 2017 compared to $29.56 at September 30, 2016 and an equity to asset ratio of 9.77% at September 30, 2017 compared to 10.39% at September 30, 2016.  Excluding goodwill and intangibles, book value per share was $25.81 at September 30, 2017 compared to $25.55 at September 30, 2016.  Dividends declared for the nine months ended September 30, 2017 and 2016 were $1.41 per share.

Penns Woods Bancorp, Inc. is the parent company of Jersey Shore State Bank, which operates fifteen branch offices providing financial services in Lycoming, Clinton, Centre, Montour, and Union Counties, and Luzerne Bank, which operates nine branch offices providing financial services in Luzerne County.  Investment and insurance products are offered through Jersey Shore State Bank’s subsidiary, The M Group, Inc. D/B/A The Comprehensive Financial Group.

NOTE:  This press release contains financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).  Management uses the non-GAAP measure of net income from core operations in its analysis of the company’s performance. This measure, as used by the Company, adjusts net income determined in accordance with GAAP to exclude the effects of special items, including significant gains or losses that are unusual in nature such as net securities gains and losses. These certain items and their impact on the Company’s performance are difficult to predict, management believes presentation of financial measures excluding the impact of such items provides useful supplemental information in evaluating the operating results of the Company’s core businesses. These disclosures should not be viewed as a substitute for net income determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

This press release may contain certain “forward-looking statements” including statements concerning plans, objectives, future events or performance and assumptions and other statements, which are statements other than statements of historical fact.  The Company cautions readers that the following important factors, among others, may have affected and could in the future affect actual results and could cause actual results for subsequent periods to differ materially from those expressed in any forward-looking statement made by or on behalf of the Company herein: (i) the effect of changes in laws and regulations, including federal and state banking laws and regulations, and the associated costs of compliance with such laws and regulations either currently or in the future as applicable; (ii) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies as well as by the Financial Accounting Standards Board, or of changes in the Company’s organization, compensation and benefit plans; (iii) the effect on the Company’s competitive position within its market area of the increasing consolidation within the banking and financial services industries, including the increased competition from larger regional and out-of-state banking organizations as well as non-bank providers of various financial services; (iv) the effect of changes in interest rates; and (v) the effect of changes in the business cycle and downturns in the local, regional or national economies.  For a list of other factors which could affect the Company’s results, see the Company’s filings with the Securities and Exchange Commission, including “Item 1A.  Risk Factors,” set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016.

You should not place undue reliance on any forward-looking statements.  These statements speak only as of the date of this press release, even if subsequently made available by the Company on its website or otherwise.  The Company undertakes no obligation to update or revise these statements to reflect events or circumstances occurring after the date of this press release.

Previous press releases and additional information can be obtained from the Company’s website at www.pwod.com.

Contact:	Richard A. Grafmyre, President and Chief Executive Officer
110 Reynolds Street
Williamsport, PA 17702
	570-322-1111	e-mail: pwod@pwod.com

THIS INFORMATION IS SUBJECT TO YEAR-END AUDIT ADJUSTMENT

PENNS WOODS BANCORP, INC.
CONSOLIDATED BALANCE SHEET
(UNAUDITED)

	September 30,
(In Thousands, Except Share Data)	2017	2016	% Change
ASSETS
Noninterest-bearing balances	$22,042	$23,487	(6.15)%
Interest-bearing balances in other financial institutions	5,705	36,694	(84.45)%
Total cash and cash equivalents	27,747	60,181	(53.89)%

Investment securities, available for sale, at fair value	132,313	141,057	(6.20)%
Investment securities, trading	210	—	100.00%
Loans held for sale	1,734	2,160	(19.72)%
Loans	1,189,714	1,069,480	11.24%
Allowance for loan losses	(12,933)	(12,718)	1.69%
Loans, net	1,176,781	1,056,762	11.36%
Premises and equipment, net	25,895	22,985	12.66%
Accrued interest receivable	4,289	3,800	12.87%
Bank-owned life insurance	27,827	27,176	2.40%
Goodwill	17,104	17,104	—%
Intangibles	1,543	1,889	(18.32)%
Deferred tax asset	7,984	7,404	7.83%
Other assets	6,770	6,894	(1.80)%
TOTAL ASSETS	$1,430,197	$1,347,412	6.14%

LIABILITIES
Interest-bearing deposits	$843,166	$792,698	6.37%
Noninterest-bearing deposits	310,830	295,599	5.15%
Total deposits	1,153,996	1,088,297	6.04%

Short-term borrowings	41,596	11,579	259.24%
Long-term borrowings	80,998	91,025	(11.02)%
Accrued interest payable	483	481	0.42%
Other liabilities	13,455	16,095	(16.40)%
TOTAL LIABILITIES	1,290,528	1,207,477	6.88%

SHAREHOLDERS’ EQUITY
Preferred stock, no par value, 3,000,000 shares authorized; no shares issued	—	—	n/a
Common stock, par value $8.33, 15,000,000 shares authorized; 5,008,720 and 5,006,601 shares issued	41,739	41,721	0.04%
Additional paid-in capital	50,142	50,050	0.18%
Retained earnings	64,033	60,889	5.16%
Accumulated other comprehensive loss:
Net unrealized gain on available for sale securities	73	1,489	(95.10)%
Defined benefit plan	(4,203)	(3,980)	(5.60)%
Treasury stock at cost, 320,150 and 272,452 shares	(12,115)	(10,234)	18.38%
TOTAL SHAREHOLDERS’ EQUITY	139,669	139,935	(0.19)%
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,430,197	$1,347,412	6.14%

PENNS WOODS BANCORP, INC.
CONSOLIDATED STATEMENT OF INCOME
(UNAUDITED)

	Three Months Ended September 30,			Nine Months Ended September 30,
(In Thousands, Except Per Share Data)	2017	2016	% Change	2017	2016	% Change
INTEREST AND DIVIDEND INCOME:
Loans including fees	$11,906	$10,541	12.95%	$33,642	$31,362	7.27%
Investment securities:
Taxable	553	601	(7.99)%	1,665	1,825	(8.77)%
Tax-exempt	319	329	(3.04)%	940	1,203	(21.86)%
Dividend and other interest income	170	189	(10.05)%	592	666	(11.11)%
TOTAL INTEREST AND DIVIDEND INCOME	12,948	11,660	11.05%	36,839	35,056	5.09%

INTEREST EXPENSE:
Deposits	1,058	909	16.39%	2,968	2,624	13.11%
Short-term borrowings	31	7	342.86%	39	41	(4.88)%
Long-term borrowings	407	497	(18.11)%	1,220	1,481	(17.62)%
TOTAL INTEREST EXPENSE	1,496	1,413	5.87%	4,227	4,146	1.95%

NET INTEREST INCOME	11,452	10,247	11.76%	32,612	30,910	5.51%

PROVISION FOR LOAN LOSSES	60	258	(76.74)%	605	866	(30.14)%

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	11,392	9,989	14.05%	32,007	30,044	6.53%

NON-INTEREST INCOME:
Service charges	550	585	(5.98)%	1,637	1,678	(2.44)%
Securities gains, available for sale	302	253	19.37%	487	1,174	(58.52)%
Securities (losses) gains, trading	(4)	8	(150.00)%	(2)	54	(103.70)%
Bank-owned life insurance	166	172	(3.49)%	499	516	(3.29)%
Gain on sale of loans	455	658	(30.85)%	1,316	1,691	(22.18)%
Insurance commissions	109	198	(44.95)%	399	604	(33.94)%
Brokerage commissions	352	290	21.38%	1,044	817	27.78%
Debit card income	514	690	(25.51)%	1,450	1,413	2.62%
Other	296	228	29.82%	1,325	1,310	1.15%
TOTAL NON-INTEREST INCOME	2,740	3,082	(11.10)%	8,155	9,257	(11.90)%

NON-INTEREST EXPENSE:
Salaries and employee benefits	4,738	4,507	5.13%	14,116	13,433	5.08%
Occupancy	603	544	10.85%	1,855	1,630	13.80%
Furniture and equipment	816	662	23.26%	2,129	2,042	4.26%
Software Amortization	235	580	(59.48)%	750	950	(21.05)%
Pennsylvania shares tax	228	220	3.64%	696	698	(0.29)%
Professional Fees	560	502	11.55%	1,816	1,512	20.11%
Federal Deposit Insurance Corporation deposit insurance	194	202	(3.96)%	514	670	(23.28)%
Debit Card Expense	168	246	(31.71)%	478	456	4.82%
Marketing	315	173	82.08%	690	568	21.48%
Intangible amortization	81	90	(10.00)%	257	276	(6.88)%
Other	1,628	1,013	60.71%	4,313	4,230	1.96%
TOTAL NON-INTEREST EXPENSE	9,566	8,739	9.46%	27,614	26,465	4.34%
INCOME BEFORE INCOME TAX PROVISION	4,566	4,332	5.40%	12,548	12,836	(2.24)%
INCOME TAX PROVISION	1,282	1,273	0.71%	3,491	3,307	5.56%
NET INCOME	$3,284	$3,059	7.36%	$9,057	$9,529	(4.95)%

EARNINGS PER SHARE - BASIC AND DILUTED	$0.70	$0.65	7.69%	$1.92	$2.01	(4.48)%
WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC AND DILUTED	4,688,222	4,733,800	(0.96)%	4,711,282	4,735,844	(0.52)%
DIVIDENDS DECLARED PER SHARE	$0.47	$0.47	—%	$1.41	$1.41	—%

PENNS WOODS BANCORP, INC.
AVERAGE BALANCES AND INTEREST RATES

	Three Months Ended
	September 30, 2017			September 30, 2016
(Dollars in Thousands)	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS:
Tax-exempt loans	$53,850	$494	3.64%	$45,715	$452	3.93%
All other loans	1,105,615	11,580	4.16%	1,011,393	10,243	4.03%
Total loans	1,159,465	12,074	4.13%	1,057,108	10,695	4.02%

Taxable securities	83,106	674	3.24%	93,893	725	3.09%
Tax-exempt securities	53,320	483	3.62%	49,231	498	4.05%
Total securities	136,426	1,157	3.39%	143,124	1,223	3.42%

Interest-bearing deposits	14,085	49	1.38%	48,125	65	0.54%

Total interest-earning assets	1,309,976	13,280	4.02%	1,248,357	11,983	3.82%

Other assets	101,035			101,312

TOTAL ASSETS	$1,411,011			$1,349,669

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$157,341	15	0.04%	$151,464	15	0.04%
Super Now deposits	203,531	140	0.27%	184,440	107	0.23%
Money market deposits	284,155	267	0.37%	245,643	170	0.28%
Time deposits	206,563	636	1.22%	223,082	617	1.10%
Total interest-bearing deposits	851,590	1,058	0.49%	804,629	909	0.45%

Short-term borrowings	19,127	31	0.64%	15,748	7	0.18%
Long-term borrowings	81,107	407	1.96%	91,025	497	2.14%
Total borrowings	100,234	438	1.71%	106,773	504	1.85%

Total interest-bearing liabilities	951,824	1,496	0.62%	911,402	1,413	0.61%

Demand deposits	304,244			281,586
Other liabilities	15,708			15,916
Shareholders’ equity	139,235			140,765

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,411,011			$1,349,669
Interest rate spread			3.40%			3.21%
Net interest income/margin		$11,784	3.57%		$10,570	3.37%

	Three Months Ended September 30,
	2017	2016
Total interest income	$12,948	$11,660
Total interest expense	1,496	1,413
Net interest income	11,452	10,247
Tax equivalent adjustment	332	323
Net interest income (fully taxable equivalent)	$11,784	$10,570

	Nine Months Ended
	September 30, 2017			September 30, 2016
(Dollars in Thousands)	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS:
Tax-exempt loans	$46,752	$1,315	3.76%	$49,204	$1,432	3.89%
All other loans	1,081,148	32,774	4.05%	999,685	30,417	4.06%
Total loans	1,127,900	34,089	4.04%	1,048,889	31,849	4.06%

Taxable securities	85,417	2,039	3.18%	95,652	2,344	3.27%
Tax-exempt securities	50,972	1,424	3.72%	56,291	1,823	4.32%
Total securities	136,389	3,463	3.39%	151,943	4,167	3.66%

Interest-bearing deposits	27,901	218	1.04%	38,411	147	0.51%

Total interest-earning assets	1,292,190	37,770	3.91%	1,239,243	36,163	3.90%

Other assets	102,181			99,295

TOTAL ASSETS	$1,394,371			$1,338,538

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$157,396	45	0.04%	$151,158	43	0.04%
Super Now deposits	198,560	377	0.25%	190,190	356	0.25%
Money market deposits	278,436	713	0.34%	234,918	471	0.27%
Time deposits	207,331	1,833	1.18%	221,676	1,754	1.06%
Total interest-bearing deposits	841,723	2,968	0.47%	797,942	2,624	0.44%

Short-term borrowings	13,714	39	0.26%	20,273	41	0.27%
Long-term borrowings	79,881	1,220	2.01%	91,025	1,481	2.14%
Total borrowings	93,595	1,259	1.76%	111,298	1,522	1.80%

Total interest-bearing liabilities	935,318	4,227	0.60%	909,240	4,146	0.61%

Demand deposits	301,567			274,488
Other liabilities	18,455			15,775
Shareholders’ equity	139,031			139,035

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,394,371			$1,338,538
Interest rate spread			3.31%			3.29%
Net interest income/margin		$33,543	3.47%		$32,017	3.45%

	Nine Months Ended September 30,
	2017	2016
Total interest income	$36,839	$35,056
Total interest expense	4,227	4,146
Net interest income	32,612	30,910
Tax equivalent adjustment	931	1,107
Net interest income (fully taxable equivalent)	$33,543	$32,017

(Dollars in Thousands, Except Per Share Data)	Quarter Ended
	9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016
Operating Data
Net income	$3,284	$3,086	$2,686	$2,948	$3,059
Net interest income	11,452	10,824	10,336	10,337	10,247
Provision for loan losses	60	215	330	330	258
Net security gains (losses)	298	(12)	199	441	261
Non-interest income, excluding net security gains	2,442	2,775	2,452	2,415	2,821
Non-interest expense	9,566	9,063	8,985	8,625	8,739

Performance Statistics
Net interest margin	3.57%	3.44%	3.40%	3.38%	3.37%
Annualized return on average assets	0.93%	0.88%	0.79%	0.87%	0.91%
Annualized return on average equity	9.43%	8.79%	7.69%	8.43%	8.69%
Annualized net loan charge-offs (recoveries) to average loans	0.08%	—%	0.12%	0.06%	0.02%
Net charge-offs	236	11	321	152	57
Efficiency ratio	68.3%	65.9%	69.6%	66.9%	66.2%

Per Share Data
Basic earnings per share	$0.70	$0.65	$0.57	$0.62	$0.65
Diluted earnings per share	0.70	0.65	0.56	0.62	0.65
Dividend declared per share	0.47	0.47	0.47	0.47	0.47
Book value	29.79	29.53	29.38	29.20	29.56
Common stock price:
High	46.47	43.60	49.45	52.03	44.75
Low	41.08	38.17	43.28	41.00	40.34
Close	46.47	41.18	43.45	50.50	44.46
Weighted average common shares:
Basic	4,688	4,711	4,735	4,734	4,734
Fully Diluted	4,688	4,711	4,761	4,734	4,734
End-of-period common shares:
Issued	5,009	5,008	5,008	5,007	5,007
Treasury	320	320	272	272	272

(Dollars in Thousands, Except Per Share Data)	Quarter Ended
	9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016
Financial Condition Data:
General
Total assets	$1,430,197	$1,395,364	$1,400,708	$1,348,590	$1,347,412
Loans, net	1,176,781	1,125,976	1,098,195	1,080,785	1,056,762
Goodwill	17,104	17,104	17,104	17,104	17,104
Intangibles	1,543	1,623	1,709	1,799	1,889
Total deposits	1,153,996	1,151,110	1,160,664	1,095,214	1,088,297
Noninterest-bearing	310,830	300,054	312,392	303,277	295,599
Savings	156,437	158,101	159,652	153,788	150,822
NOW	203,744	199,917	205,011	174,653	175,767
Money Market	274,528	287,140	278,443	245,121	244,138
Time Deposits	208,457	205,898	205,166	218,375	221,971
Total interest-bearing deposits	843,166	851,056	848,272	791,937	792,698

Core deposits*	945,539	945,212	955,498	876,839	866,326
Shareholders’ equity	139,669	138,440	139,113	138,249	139,935

Asset Quality
Non-performing loans	$8,235	$12,537	$10,870	$11,626	$11,530
Non-performing loans to total assets	0.58%	0.90%	0.78%	0.86%	0.86%
Allowance for loan losses	12,933	13,109	12,905	12,896	12,718
Allowance for loan losses to total loans	1.09%	1.15%	1.16%	1.18%	1.19%
Allowance for loan losses to non-performing loans	157.05%	104.56%	118.72%	110.92%	110.30%
Non-performing loans to total loans	0.69%	1.10%	0.98%	1.06%	1.08%

Capitalization
Shareholders’ equity to total assets	9.77%	9.92%	9.93%	10.25%	10.39%

* Core deposits are defined as total deposits less time deposits

Reconciliation of GAAP and Non-GAAP Financial Measures

	Three Months Ended September 30,		Nine Months Ended September 30,
(Dollars in Thousands, Except Per Share Data)	2017	2016	2017	2016
GAAP net income	$3,284	$3,059	$9,057	$9,529
Less: net securities gains, net of tax	197	172	320	810
Non-GAAP operating earnings	$3,087	$2,887	$8,737	$8,719

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Return on average assets (ROA)	0.93%	0.91%	0.87%	0.95%
Less: net securities gains, net of tax	0.05%	0.05%	0.03%	0.08%
Non-GAAP operating ROA	0.88%	0.86%	0.84%	0.87%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Return on average equity (ROE)	9.43%	8.69%	8.69%	9.14%
Less: net securities gains, net of tax	0.56%	0.49%	0.31%	0.78%
Non-GAAP operating ROE	8.87%	8.20%	8.38%	8.36%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Basic earnings per share (EPS)	$0.70	$0.65	$1.92	$2.01
Less: net securities gains, net of tax	0.04	0.04	0.07	0.17
Non-GAAP basic operating EPS	$0.66	$0.61	$1.85	$1.84

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Dilutive EPS	$0.70	$0.65	$1.92	$2.01
Less: net securities gains, net of tax	0.04	0.04	0.07	0.17
Non-GAAP dilutive operating EPS	$0.66	$0.61	$1.85	$1.84